Filed pursuant to Rule 497
File No. 333-232492

PROSPECTUS SUPPLEMENT
(to Prospectus dated August 15, 2019)

Up to $50,000,000
Common Stock

We are an internally managed, closed-end, non-diversified investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.
We have entered into separate amended and restated equity distribution agreements, each dated August 20, 2019, with Jefferies LLC (“Jefferies”) and Raymond James & Associates, Inc. (“Raymond James”), each a “Sales Agent” and, collectively, the “Sales Agents,” relating to the sale of shares of common stock offered by this prospectus supplement and the accompanying prospectus. The equity distribution agreements provide that we may offer and sell shares of our common stock having an aggregate offering price of up to $50,000,000 from time to time through the Sales Agents. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or by transactions that are deemed to be part of an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.
Our common stock is traded on the NASDAQ Global Select Market under the symbol “CSWC.” On August 19, 2019, the last reported sales price on the NASDAQ Global Select Market for our common stock was $22.30 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2019 was $18.58. The offering price per share of our common stock in this offering, less the Sales Agents’ commissions, will not be less than the net asset value per share of our common stock at the time we make this offering.
Under the terms of the equity distribution agreements, the Sales Agents will receive a commission from us equal to 2.0% of the gross sales price of any shares of our common stock sold through the Sales Agents under the equity distribution agreements. See “Plan of Distribution” beginning on page S-12 of this prospectus supplement for additional information regarding the compensation to be paid to the Sales Agents. The Sales Agents are not required to sell any specific number or dollar amount of common stock, but will use commercially reasonable efforts consistent with their normal sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. We may also sell shares of our common stock to a Sales Agent, as principal for its own respective account, at a price agreed upon at the time of sale. If we sell shares to a Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe such agreement in a separate prospectus supplement.
From March 4, 2019 to June 30, 2019, we sold a total of 459,205 shares of common stock pursuant to this "at-the-market" offering. The total amount of capital raised as a result of these sales of common stock was approximately $9.9 million and net proceeds were approximately $9.6 million after deducting the Sales Agents' commissions and offering expenses. As a result, as of August 20, 2019, up to approximately $40.1 million in aggregate amount of our common stock, assuming a price of $18.58 per share (the net asset value of our common stock at June 30, 2019), remained available for sale under the at-the-market program.
This prospectus supplement and the accompanying prospectus, including the information incorporated by reference, contain important information about us that a prospective investor should know before investing in our common stock. We may also authorize one or more free writing prospectuses to be provided to you in connection with this offering. You should carefully read this prospectus supplement, the accompanying prospectus, and any related free writing prospectus, and the documents incorporated by reference, before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains information about us.

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Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” on page S-9 of this prospectus supplement, page 12 of the accompanying prospectus, in our most recently filed Annual Report on Form 10-K and under similar headings in the other documents that are filed after the date hereof and incorporated by reference into this prospectus supplement and the accompanying prospectus, to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.
Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Jefferies	Raymond James
The date of this prospectus supplement is August 20, 2019

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TABLE OF CONTENTS
Prospectus Supplement
Prospectus

S-i

ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the specific details regarding this offering of our common stock and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference into this prospectus supplement and the accompanying prospectus. The second part is the accompanying prospectus, which provides general information about us and the securities we may offer from time to time, some of which may not apply to this offering. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus or the information included in any document filed prior to the date of this prospectus supplement and incorporated by reference, the information in this prospectus supplement shall control. Generally, when we refer to this “prospectus”, we are referring to both this prospectus supplement and the accompanying prospectus combined, together with any free writing prospectus that we have authorized for use in connection with this offering.
You should rely only on the information included or incorporated by reference in this prospectus supplement, the accompanying prospectus, or in any free writing prospectuses prepared by or on behalf of us that relates to this offering of common stock. Neither we nor the Sales Agents have authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus supplement, the accompanying prospectus or in any free writing prospectus prepared by or on behalf of us that relates to this offering of common stock. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement, the accompanying prospectus and any free writing prospectus prepared by or on behalf of us that relates to this offering of common stock do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included in this prospectus supplement, the accompanying prospectus or in any free writing prospectus is complete and accurate as of any date other than their respective dates, or that any information incorporated by reference herein or therein is complete and accurate as of any date other than the date of the document incorporated by reference containing such information, regardless of the time of delivery of this prospectus supplement or of any of our common stock.

S-ii

PROSPECTUS SUPPLEMENT SUMMARY
This summary highlights the information included elsewhere, or incorporated by reference in this prospectus supplement or the accompanying prospectus. It is not complete and may not contain all of the information that you should consider before making your investment decision to in invest in the common stock offered hereby. To understand the terms of the common stock offered hereby before making your investment decision, you should carefully read this entire prospectus supplement, the accompanying prospectus, any free writing prospectus relating to this offering and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, as provided in sections titled “Available Information” and “Incorporation by Reference” beginning on page S-14 in this prospectus supplement and on page 50 of the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Capital Southwest Corporation,” “we,” “us” and “our” refer to Capital Southwest Corporation and our subsidiaries. You should also read and review the documents identified in the.
Organization
Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed closed-end, non-diversified investment company that has elected to be regulated as a BDC, under the 1940 Act. We specialize in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”
CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as BDC under the 1940 Act.
We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.
On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to our shareholders. Each of our shareholders received one share of CSWI common stock for every one share of our common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.
Following the Share Distribution, we have maintained operations as an internally managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We continue to provide capital to middle-market companies. We invest primarily in debt securities, including senior debt, second lien and subordinated debt, and also invest in preferred stock and common stock alongside our debt investments or through warrants.

The following diagram depicts CSWC’s current summary organizational structure:
Capital Southwest Management Corporation, or CSMC, a wholly owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.
CSWC also has a direct wholly-owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.
Overview
CSWC is an internally managed closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. We specialize in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with financial sponsors, entrepreneurs, management teams and business owners to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.
We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.
We seek to fill the financing gap for LMM companies, which historically have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participation. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt, which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.
Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.
We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. Our obligation to offer to make available significant managerial assistance to our portfolio companies is consistent with our belief that providing managerial assistance to a portfolio company is important to its business development activities.
Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms that are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Risks Relating to our Business

Our business is subject to numerous risks, as described in the section titled “Risk Factors” in this prospectus supplement, the accompanying prospectus and in any free writing prospectuses we have authorized for use in connection with this offering, and under similar headings in the documents that are incorporated by reference into this prospectus supplement and the accompanying prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

THE OFFERING

Common stock offered by us	Shares of our common stock having an aggregate offering price of up to $50,000,000

Common stock outstanding as of August 16, 2019	17,697,057 shares

Manner of offering
“At-the-market offering” that may be made from time to time through Jefferies and Raymond James, using commercially reasonable efforts. See “Plan of Distribution” on page S-12 of this prospectus supplement.

On March 4, 2019, we established the "at-the-market" program to which this prospectus supplement relates.

Use of proceeds
From March 4, 2019 to June 30, 2019, we sold a total of 459,205 shares of common stock pursuant to this "at-the-market" offering. The total amount of capital raised as a result of these sales of common stock was approximately $9.9 million and net proceeds were approximately $9.6 million after deducting the Sales Agent's commissions and offering expenses. If we sell the remaining shares of our common stock available under this "at-the-market" offering assuming an aggregate offering price of $40.1 million, we anticipate that the net proceeds remaining available to us, after deducting the Sales Agents’ commissions payable by us, will be approximately $38.8 million. We intend to use the net proceeds from this offering to repay outstanding indebtedness under our senior secured credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Facility”). Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents. Over time, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies and for other general corporate purposes, including payment of operating expenses. As of August 16, 2019, we had $168.0 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on December 21, 2023, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 2.50%. See “Use of Proceeds” on page S-10 of this prospectus supplement for more information.

NASDAQ Global Select Market symbol of Common Stock	“CSWC”

Distribution
We currently pay quarterly dividends and may pay supplemental dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors on a quarterly basis. Our supplemental dividends, if any, will be determined by our board of directors.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC tax treatment and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders’ invested capital), investors will be required to reduce their basis in our stock for U.S. federal tax purposes. In the future, our distributions may include a return of capital.

Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus for more information.

Risk factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” in our most recent Annual Report on Form 10-K incorporated by reference in this prospectus supplement, in the accompanying prospectus, and in any free writing prospectuses we have authorized for use in connection with this offering, and under similar headings in the documents that are filed with the SEC on or after the date hereof and are incorporated by reference into this prospectus supplement and the accompanying prospectus, to read about factors you should consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	2.00%	(1)
Offering expenses (as a percentage of offering price)	1.10%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.10%

Annual Expenses (as a percentage of net assets attributable to common stock for the quarter ended June 30, 2019):
Operating expenses	5.24%	(4)
Interest payments on borrowed funds	4.23%	(5)
Income tax expense	0.39%	(6)
Acquired fund fees and expenses	2.12%	(7)
Total annual expenses	11.98%

(1)
Represents the Sales Agents’ commission with respect to the shares of common stock being sold in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)	The offering expenses of this offering are estimated to be approximately $550,000, of which we have incurred $110,000 as of August 20, 2019.

(3)
The expenses of administering our dividend reinvestment plan (“DRIP”) are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)
Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended June 30, 2019. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(5)
Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility, our anticipated drawdowns from our Credit Facility and the 5.95% Notes due 2022 (the "2022 Notes"). As of June 30, 2019, we had $151.0 million outstanding under our Credit Facility and $77.1 million in aggregate principal of our 2022 Notes outstanding. Any future issuances of debt securities will be made at the discretion of management and our board of directors after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(6)
Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended June 30, 2019.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2019.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5.0% annual return	$120	$335	$521	$883
The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our DRIP.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Information included or incorporated by reference in this prospectus supplement, the accompanying prospectus and in any free writing prospectus relating to this offering of common stock may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. The matters described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K which is incorporated by reference in this prospectus supplement and the accompanying prospectus, as well as subsequent filings with the SEC, or in any free writing prospectus relating to this offering and certain other factors noted throughout or incorporated by reference in this prospectus supplement, the accompanying prospectus and in any free writing prospectus relating to this offering constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements included or incorporated by reference in this prospectus supplement, the accompanying prospectus, and in any free writing prospectus relating to this offering of common stock may include statements as to:
our future operating results;
market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;
the timing of cash flows, if any, from the operations of our portfolio companies;
our business prospects and the prospects of our existing and prospective portfolio companies;
the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;
the adequacy of our cash resources and working capital;
our ability to recover unrealized losses;
our expected financings and investments;
our contractual arrangements and other relationships with third parties;
the impact of fluctuations in interest rates on our business;
the impact of a protracted decline in the liquidity of credit markets on our business;
our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
the dependence of our future success on the general economy and its impact on the industries in which we invest;
our ability to successfully invest any capital raised in an offering;
the return or impact of current and future investments;
the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
our regulatory structure and tax treatment; and
the timing, form and amount of any dividend distributions.
You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. In addition to other information included or incorporated by reference in this prospectus supplement, please read carefully the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in other documents that we may file with the SEC, as well as the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in the accompanying prospectus, before making any investment in our common stock.

RISK FACTORS
Investing in our common stock involves  a number of significant risks. Before deciding whether to invest in our common stock, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC, which are incorporated by reference into this prospectus supplement and the accompanying prospectus in their entirety, together with other information in this prospectus supplement, the accompanying prospectus, the documents incorporated by reference in this prospectus supplement and the accompanying prospectus, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that could adversely affect our business. If any of these risks actually occurs, the trading price of our common stock could decline, and you may lose all or part of your investment. Please also read carefully the section titled "Cautionary Statement Concerning Forward-Looking Statements" in the accompanying prospectus.

USE OF PROCEEDS
Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be part of an “at-the-market” offering as defined in Rule 415 under the Securities Act, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at other negotiated prices. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of the remaining $40.1 million in aggregate amount of our common stock available under this "at-the-market" offering pursuant to this prospectus supplement and the accompanying prospectus, we anticipate that the net proceeds of this offering remaining available to us will be approximately $38.8 million after deducting the sales commission payable to the Sales Agents.
We intend to use the net proceeds from this offering to repay outstanding indebtedness under our Credit Facility. Pending such use, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents. Over time, through re-borrowings under our Credit Facility, we intend to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies and for other general corporate purposes, including payment of operating expenses. We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our common stock will be used as described above within three to six months, depending on market conditions. As of August 16, 2019, we had $168.0 million of indebtedness outstanding under our Credit Facility. Our Credit Facility matures on December 21, 2023, and borrowings under the Credit Facility currently bear interest on a per annum basis equal to LIBOR plus 2.50%.

CAPITALIZATION
The equity distribution agreements provide that we may offer and sell shares of our common stock having an aggregate offering price of up to $50,000,000 from time to time through the Sales Agents. The table below assumes that we will sell all of the remaining $40.1 million in aggregate amount of our common stock available under this "at-the-market" offering at a price of $18.58 per share (the net asset value of our common stock at June 30, 2019), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $18.58, depending on the net asset value and market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of June 30, 2019:

•	on an actual basis; and

•
on an as adjusted basis giving effect to the assumed sale of the remaining aggregate amount of $40.1 million of our common stock at a price of $18.58 per share (the net asset value of our common stock at June 30, 2019) less commissions and offering expenses and giving effect to the use of such proceeds as described in this prospectus supplement. See "Use of Proceeds."

This table should be read together with “Use of Proceeds,” and “Plan of Distribution” included in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our most recent consolidated financial statements and notes thereto included or incorporated by reference in this prospectus supplement and the accompanying prospectus.

	As of June 30, 2019
	Actual	As Adjusted for this Offering
	(in thousands, except share and per share numbers)
Cash and cash equivalents	$11,969	$11,969
Borrowings:
Credit Facility(1)	151,000	112,139
Notes (net of deferred issuance costs)	75,440	75,440
Total borrowings	$226,440	$187,579

Net Assets:
Common stock, par value $0.25 per share, 25,000,000(2) common shares authorized, and 20,036,569 and 22,195,013 (as adjusted) shares issued and 17,697,057 and 19,855,501 (as adjusted) shares outstanding, respectively	$5,009	$5,549
Additional paid-in capital	285,925	324,246
Total distributable earnings	61,817	61,817
Treasury stock - at cost, 2,339,512	(23,937)	(23,937)
Total net assets	$328,814	$367,675
Total liabilities and net assets	$564,176	$564,176

(1)
The above table reflects the carrying value of indebtedness outstanding as of June 30, 2019. As of August 16, 2019, outstanding indebtedness under our Credit Facility was $168.0 million. The net proceeds from the sale of the common stock in this offering are expected to be used to pay down outstanding indebtedness under our Credit Facility. On an as adjusted for this offering basis and reflecting the use of proceeds from this offering, the line item “Credit Facility” would be $129.2 million as of August 16, 2019. See “Use of Proceeds” in this prospectus supplement for more information.

(2)	On August 1, 2019, the Company filed an amendment to its Amended and Restated Articles of Incorporation to increase the amount of authorized shares of common stock from 25,000,000 to 40,000,000.

PLAN OF DISTRIBUTION

We have entered into separate amended and restated equity distribution agreements, each dated August 20, 2019, with Jefferies and Raymond James, under which each will act as our Sales Agent in connection with the offer and sale of shares of our common stock up to an aggregate offering price of $50.0 million pursuant to this prospectus supplement and the accompanying prospectus. From March 4, 2019 to June 30, 2019, we sold a total of 459,205 shares of our common stock pursuant to this "at-the-market" offering. The total amount of capital raised as a result of these sales of common stock was approximately $9.9 million and net proceeds were approximately $9.6 million after deducting the Sales Agents’ commissions and offering expenses. As a result, as of August 20, 2019, up to approximately $40.1 million in aggregate amount of our common stock remained available for sale under the at-the-market program.
Upon instructions from us, a Sales Agent will use its commercially reasonable efforts consistent with its normal sales and trading practices to sell, as our Sales Agent, our common stock under the terms and subject to the conditions set forth in the respective equity distribution agreement. We will instruct each Sales Agent as to the amount of common stock to be sold by it. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less the Sales Agents’ commission, may not be less than the net asset value per share of our common stock at the time of such sale. We or the Sales Agents may suspend the offering of shares of common stock upon proper notice and subject to other conditions.
Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at-the-market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NASDAQ Global Select Market or similar securities exchanges or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.
The Sales Agents will provide written confirmation of a sale to us as soon as practicable following the close of trading on the NASDAQ Global Select Market each day in which shares of our common stock are sold under the respective equity distribution agreement. Each confirmation will include the number of shares of common stock sold on such day, the net proceeds to us and the aggregate compensation payable by us to the Sales Agent in connection with the sales.
We will pay the Sales Agents a commission of 2.0% of the gross sales price of shares of our common stock sold through them pursuant to this prospectus supplement. The estimated offering expenses payable by us, in addition to such commission and reimbursement of expenses, are approximately $550,000 (of which we have incurred $110,000 as of August 20, 2019), which includes legal, accounting and printing costs and various other fees associated with registering the shares of common stock and the filing fees incident to the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of our common stock in this offering, as well as up to $90,000 in reimbursement of reasonable fees and expenses of counsel to the Sales Agents incurred in connection with the initial launch of this offering (including legal fees and expenses relating to the review by FINRA of the terms of the sale of our common stock in this offering), and up to $7,500 per calendar quarter during the term of the equity distribution agreements for fees and expenses of counsel to the Sales Agents incurred in connection with quarterly updates for this offering. The remaining sales proceeds, after deducting any other transaction fees, will equal our net proceeds from the sale of such shares.
Settlement for sales of shares of common stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Sales Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
Under the terms of the equity distribution agreements, we also may sell shares of our common stock to the Sales Agents as principal for their own accounts at a price agreed upon at the time of sale. The Sales Agents may offer the common stock sold to them as principals from time to time through public or private transactions at market prices prevailing at the time of sale, at fixed prices, at negotiated prices, at various prices determined at the time of sale or at prices related to prevailing market prices. If we sell shares to a Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement.
We will report at least quarterly the number of shares of our common stock sold through the Sales Agents under the equity distribution agreements and the net proceeds to us.
In connection with the sale of the common stock on our behalf, the Sales Agents may be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the Sales Agent may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Agents with respect to certain civil liabilities, including liabilities under the Securities Act.
The offering of our shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreement or (ii) the termination of the equity distribution agreements as permitted therein.
The Sales Agents and their respective affiliates from time to time provide, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to us and our affiliates, for which they have received and may receive fees, commissions and other customary compensation. In the course of their business, the Sales Agents and their respective affiliates may actively trade our securities for their own accounts or for the accounts of their customers, and, accordingly, the Sales Agents and their respective affiliates may at any time hold long or short positions in such securities.
An affiliate of Raymond James, one of the Sales Agents, is a lender to I-45 SLF LLC under I-45 SLF LLC’s senior secured credit facility, which matures in July 2022. I-45 SLF LLC is a joint venture between CSWC and Main Street Capital. We own 80.0% of I-45 SLF LLC and have a profits interest of 75.6%, while Main Street Capital owns 20.0% and has a profits interest of 24.4%.
Jefferies is acting as plan administrator of the Share Repurchase Plan, under which it may repurchase up to $9.2 million, as of August 20, 2019, in the aggregate of our common stock during the period ending on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the Share Repurchase Plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that the Share Repurchase Plan shall terminate.
The principal business address of Jefferies is 520 Madison Avenue, New York, New York 10022. The principal business address of Raymond James is 880 Carillon Parkway, St. Petersburg, Florida 33716.

LEGAL MATTERS
Certain legal matters regarding this offering will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC 20001. Certain legal matters in connection with this offering will be passed upon for the Sales Agents by Dechert LLP, Washington, DC 20006.

AVAILABLE INFORMATION
This prospectus supplement and the accompanying prospectus constitute part of a universal shelf registration statement on Form N-2 that we have filed with the SEC, together with any and all amendments and related exhibits, under the Securities Act. This prospectus supplement and the accompanying prospectus do not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the common stock we are offering under this prospectus supplement and the accompanying prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus supplement and the accompanying prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus supplement and the accompanying prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider such information to be part of this prospectus supplement or the accompanying prospectus. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. You can request a copy of any of our SEC filings, including those incorporated by reference herein or in the accompanying prospectus, at no cost, by writing or telephoning us at the address or telephone number above.

INCORPORATION BY REFERENCE
We incorporate by reference in this prospectus supplement the documents listed below and any reports and other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering (such reports and other documents deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the date of filing of such reports and other documents); provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC pursuant to the Exchange Act will not be incorporated by reference into this prospectus supplement:

•	our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, filed with the SEC on June 4, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 6, 2019;

•	our Current Reports on Form 8-K filed with the SEC on April 25, 2019, May 23, 2019, and August 1, 2019;

•
the audited consolidated financial statements of Media Recovery, Inc. as of and for the year ended September 30, 2018 and 2017 and for each of the three years in the period ended September 30, 2018, filed as Exhibit 99.1 to our Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2018, filed with the SEC on December 13, 2018;

•
the audited financial statements of TitanLiner, Inc. as of and for the year ended December 31, 2017 and for each of the three years in the period ended December 31, 2017, filed as Exhibit 99.3 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, filed with the SEC on June 5, 2018;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on June 14, 2019; and

•
the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on April 28, 1961, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information” in this prospectus supplement.

PROSPECTUS
$500,000,000
Common Stock
Debt Securities
We may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock or debt securities, which we refer to, collectively, as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value, or NAV, per share of our common stock at the time of the offering, except (1) with the approval of our common stockholders or (2) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder approval to issue common stock at a price below NAV per share at our 2019 annual meeting of stockholders. Sales of common stock at prices below NAV per share would dilute the interests of existing stockholders, reducing our NAV per share and may lower the market price of our common stock. Moreover, sales of common stock below NAV may have a negative impact on total returns and could have a negative impact on the market price of shares of our common stock. See “Sales of Common Stock Below Net Asset Value.”
Shares of closed-end investment companies frequently trade at a discount to NAV. This risk is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common stock will trade above, at or below NAV. You should read this prospectus, the applicable prospectus supplement, and any free writing prospectuses carefully before you invest in our common stock.
Our securities may be offered directly to one or more purchasers through agents designated from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.”
We are an internally managed investment company that specializes in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.
Our business strategy is to achieve our investment objective of producing attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments.
We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.
Our common stock is listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol “CSWC.” On August 9, 2019, the last reported sale price of our common stock on the Nasdaq was $22.25 per share, and the NAV per share of our common stock on June 30, 2019 (the last date prior to the date of this prospectus on which we determined our NAV per share) was $18.58.
Investing in our securities involves a high degree of risk, and should be considered highly speculative. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.
This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240 or by telephone at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this prospectus or any supplement to this prospectus, and you should not consider that information to be part of this prospectus or any supplement to this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The date of this prospectus is August 15, 2019

PROSPECTUS SUMMARY
This summary highlights the information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You carefully should read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.
Capital Southwest Corporation, which we refer to as CSWC or the Company, is an internally managed closed-end, non-diversified investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We specialize in providing customized financing to middle market companies in a broad range of industry segments located primarily in the United States. Our common stock currently trades on The Nasdaq Global Select Market under the ticker symbol “CSWC.”
CSWC was organized as a Texas corporation on April 19, 1961. Prior to March 30, 1988, CSWC was registered as a closed-end, non-diversified investment company under the 1940 Act. On that date, we elected to be treated as a BDC under the 1940 Act.
We have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we generally will not have to pay corporate-level U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year that generated such taxable income.
On September 30, 2015, we completed the spin-off, which we refer to as the Share Distribution, of CSW Industrials, Inc., or CSWI. CSWI is now an independent publicly traded company. The Share Distribution was effected through a tax-free, pro-rata distribution of 100% of CSWI’s common stock to our shareholders. Each of our shareholder received one share of CSWI common stock for every one share of our common stock on the record date, September 18, 2015. Cash was paid in lieu of any fractional shares of CSWI common stock.
Following the Share Distribution, we have maintained operations as an internally managed BDC and pursued a credit-focused investing strategy akin to similarly structured organizations. We continue to provide capital to middle-market companies. We intend to invest primarily in debt securities, including senior debt, second lien and subordinated debt, and also invest in preferred stock and common stock alongside our debt investments or through warrants.
The following diagram depicts CSWC’s current summary organizational structure:

Capital Southwest Management Corporation, or CSMC, a wholly-owned subsidiary of CSWC, is the management company for CSWC. CSMC generally incurs all normal operating and administrative expenses, including, but not limited to, salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.
CSWC also has a direct wholly owned subsidiary that has been elected to be a taxable entity, or the Taxable Subsidiary. The primary purpose of the Taxable Subsidiary is to permit CSWC to hold certain interests in portfolio companies that are organized as limited liability companies, or LLCs (or other forms of pass-through entities) and still allow us to satisfy the RIC tax requirement that at least 90% of our gross income for U.S. federal income tax purposes must consist of qualifying investment income. The Taxable Subsidiary is taxed at normal corporate tax rates based on its taxable income.
Overview
CSWC is an internally managed closed-end, non-diversified investment company that has elected to be regulated as a BDC under the 1940 Act. We specialize in providing customized debt and equity financing to lower middle market, or LMM, companies and debt capital to upper middle market, or UMM, companies in a broad range of investment segments located primarily in the United States. Our investment objective is to produce attractive risk-adjusted returns by generating current income from our debt investments and capital appreciation from our equity and equity related investments. Our investment strategy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior debt securities, secured by security interests in portfolio company assets, and in secured and unsecured subordinated debt securities. We also invest in equity interests in our portfolio companies alongside our debt securities.
We focus on investing in companies with histories of generating revenues and positive cash flow, established market positions and proven management teams with strong operating discipline. We target senior debt, subordinated debt, and equity investments in LMM companies, as well as first and second lien syndicated loans in UMM companies. Our target LMM companies typically have annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $15.0 million, and our LMM investments generally range in size from $5.0 million to $25.0 million. Our UMM investments generally include syndicated first and second lien loans in companies with EBITDA generally greater than $50.0 million, and our UMM investments typically range in size from $5.0 million to $15.0 million.
We seek to fill the financing gap for LMM companies, which historically have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participation. Our ability to invest across a LMM company’s capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options. Providing customized financing solutions is important to LMM companies. We generally seek to partner directly with financial sponsors, entrepreneurs, management teams and business owners in making our investments. Our LMM debt investments typically include senior loans with a first lien on the assets of the portfolio company, as well as subordinated debt, which may either be secured or unsecured subordinated loans. Our LMM debt investments typically have a term of between five and seven years from the original investment date. We also often seek to invest in the equity securities of our LMM portfolio companies.
Our investments in UMM companies primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the LMM companies included in our portfolio. Our UMM debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

We offer managerial assistance to our portfolio companies and provide them access to our investment experience, direct industry expertise and contacts. Our obligation to offer to make available significant managerial assistance to our portfolio companies is consistent with our belief that providing managerial assistance to a portfolio company is important to its business development activities.
Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms that are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
Our principal executive offices are located at 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240. We maintain a website at http://www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this registration statement or any accompanying post-effective amendment or prospectus, and you should not consider that information to be part of this registration statement or any accompanying post-effective amendment or prospectus.
Legal Proceedings
We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. As of the date hereof, we are not a party to, and none of our assets are subject to, any material pending legal proceedings and are not aware of any claims that could have a materially adverse effect on our financial position, results of operations or cash flows.
Risks Relating to our Business
Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “CSWC,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)

Annual Expenses (as a percentage of net assets attributable to common stock for the quarter ended June 30, 2019):
Operating expenses	5.24%	(5)
Interest payments on borrowed funds	4.23%	(6)
Income tax expense	0.39%	(7)
Acquired fund fees and expenses	2.12%	(8)
Total annual expenses	11.98%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our DRIP are included in operating expenses. The DRIP does not allow shareholders to sell shares through the DRIP. If a shareholder wishes to sell shares they would be required to select a broker of their choice and pay any fees or other costs associated with the sale.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated annual operating expenses of CSWC and its consolidated subsidiaries based on annualized operating expenses for the quarter ended June 30, 2019. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals including, without limitation, compensation expenses related to salaries, discretionary bonuses and restricted stock grants.

(6)
Interest payments on borrowed funds represents our estimated annual interest payments based on actual interest rate terms under our Credit Facility, our anticipated drawdown from our Credit Facility, and 5.95% Notes due 2022 (the “December 2022 Notes”). The future issuances of debt securities will be made at the discretion of management and our board of directors after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(7)
Income tax expense relates to the accrual of (a) deferred and current tax provision (benefit) for U.S. federal income taxes and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Income tax expense represents the estimated annual income tax expense of CSWC and its consolidated subsidiaries based on annualized income tax expense for the quarter ended June 30, 2019.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to our investment in the I-45 Senior Loan Fund based upon the actual amount incurred for the fiscal year ended March 31, 2019.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5.0% annual return	$120	$335	$521	$883
The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at NAV, participants in our DRIP will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average purchase price of all shares of common stock purchased by the administrator of the DRIP in the event that shares are purchased in the open market to satisfy the share requirements of the DRIP, which may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks and uncertainties described in these documents could materially adversely affect our business, financial condition and results of operations. Risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance. If any of the risks described in these documents, or risks not presently known to us, actually occur, the trading price of our common stock could decline, and you may lose all or part of your investment. Please also read carefully the section titled “Cautionary Statement Concerning Forward-Looking Statements.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Any such forward-looking statements may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations are generally identifiable by use of the words “may,” “predict,” “will,” “continue,” “likely,” “would,” “could,” “should,” “expect,” “anticipate,” “potential,” “estimate,” “indicate,” “seek,” “believe,” “target,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements involve risks and uncertainties and are based on assumptions that may be incorrect, and we cannot assure you that the projections included in these forward-looking statements will come to pass. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

•	our future operating results;

•	market conditions and our ability to access debt and equity capital and our ability to manage our capital resources effectively;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	the adequacy of our cash resources and working capital;

•	our ability to recover unrealized losses;

•	our expected financings and investments;

•	our contractual arrangements and other relationships with third parties;

•	the impact of fluctuations in interest rates on our business;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to successfully invest any capital raised in an offering;

•	the return or impact of current and future investments;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our regulatory structure and tax treatment; and

•	the timing, form and amount of any dividend distributions.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10-K and our subsequent SEC filings. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in the applicable prospectus supplement, in any free writing prospectus we may authorize for use in connection with a specific offering and in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings. In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the applicable date of this prospectus, free writing prospectus and documents incorporated by reference into this prospectus and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
Unless otherwise specified in any applicable prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from any offering to make investments in LMM and UMM portfolio companies in accordance with our investment objective and strategies. While we work to invest these proceeds in LMM and UMM portfolio companies, we may use the proceeds to pay down revolver debt outstanding, to make investments in marketable securities and other temporary investments, and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of any remainder of the net proceeds of an offering will be invested in accordance with our investment objective within twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace. Pending our investments in portfolio companies, we will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less from the time of investment. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.
We intend to raise new equity or issue debt securities when we have attractive opportunities available. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2019 annual meeting of stockholders.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Market Information
Our common stock is traded on Nasdaq under the symbol “CSWC.”
The following table set forth, for each fiscal quarter within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the range of high and low selling prices of our common stock as reported on Nasdaq, as applicable, and the sales price as a percentage of the NAV per share of our common stock.

		Price Range
	NAV (1)	High	Low	Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)
Year ending March 31, 2020
Second Quarter (through August 9, 2019)	*	$22.40	$20.57	*	*
First Quarter	$18.58	$22.49	$20.86	21.04%	12.27%
Year ending March 31, 2019
Fourth Quarter	$18.62	$22.60	$19.06	21.37%	2.36%
Third Quarter	18.43	24.18	17.22	31.20	(6.57)
Second Quarter	18.84	19.80	18.00	5.10	(4.46)
First Quarter	18.87	19.38	16.53	2.70	(12.4)
Year ended March 31, 2018
Fourth Quarter	$19.08	$18.00	$14.85	(5.66)%	(22.17)%
Third Quarter	18.44	17.76	16.15	(3.69)	(12.42)
Second Quarter	18.26	17.50	16.00	(4.16)	(12.38)
First Quarter	17.96	17.34	15.20	(3.45)	(15.37)

(1)
NAV per share, is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low share price divided by NAV and subtracting 1.

*	NAV has not yet been determined.
On August 9, 2019, we had 403 shareholders of record. On August 9, 2019, the last sale price of our common stock on Nasdaq was $22.25 per share.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below NAV per share.
DISTRIBUTIONS
We intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In lieu of cash, we may make deemed distributions of certain net capital gains to our shareholders.

The payment dates and amounts of cash dividends per share on a post-split basis for the past five years are as follows:

Payment Date	Cash Dividend
May 30, 2014	0.10
November 28, 2014	0.10
June 10, 2015	0.10
April 1, 2016	0.04
July 1, 2016	0.06
October 1, 2016	0.11
January 3, 2017	0.17
April 3, 2017(1)	0.45
July 3, 2017	0.21
October 2, 2017	0.24
January 2, 2018	0.26
April 2, 2018	0.28
July 2, 2018(2)	0.89
September 28, 2018(3)	0.44
December 31, 2018(4)	0.46
March 29, 2019(5)	0.48
June 28, 2019(6)	0.49
September 30, 2019(7)	0.50

(1)	On April 3, 2017, CSWC paid a quarterly dividend of $0.19 per share and a supplemental dividend of $0.26 per share.

(2)	On July 2, 2018, CSWC paid a quarterly dividend of $0.29 per share and a supplemental dividend of $0.60 per share.

(3)	On September 28, 2018, CSWC paid a quarterly dividend of $0.34 per share and a supplemental dividend of $0.10 per share.

(4)	On December 31, 2018, CSWC paid a quarterly dividend of $0.36 per share and a supplemental dividend of $0.10 per share.

(5)	On March 29, 2019, CSWC paid a quarterly dividend of $0.38 per share and a supplemental dividend of $0.10 per share.

(6)	On June 28, 2019, CSWC paid a quarterly dividend of $0.39 per share and a supplemental dividend of $0.10 per share.

(7)	On September 30, 2019, CSWC will pay a quarterly dividend of $0.40 per share and a supplemental dividend of $0.10 per share.
The amounts and timing of cash dividend payments have generally been dictated by requirements of the Code regarding the distribution of taxable net investment income (ordinary income) of regulated investment companies.
On March 1, 2016, we established a share repurchase plan (the “Share Repurchase Plan”) in compliance with the requirements of Rules 10b5-1(c)(1)(i)(B) and 10b-18 under the Exchange Act. The Share Repurchase Plan was established pursuant to a $10 million share repurchase program that the board approved on January 20, 2016. The Share Repurchase Plan became effective immediately and shall terminate on the earliest of: (1) the date on which a total of $10 million worth of common shares have been purchased under the plan; (2) the date on which the terms set forth in the purchase instructions have been met; or (3) the date that is one trading day after the date on which insider notifies broker in writing that this agreement shall terminate. During the three months ended June 30, 2019, the Company did not repurchase any shares of the Company's common stock under the Share Repurchase Plan. Cumulative to date, we have repurchased a total of 46,363 shares of our common stock in the open market under the Share Repurchase Plan, at an average price of $16.67, including commissions paid, leaving approximately $9.2 million available for additional repurchases under the Share Repurchase Plan.
Distribution Policy
We generally intend to make distributions on a quarterly basis to our shareholders of substantially all of our taxable income. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ended each October 31, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during that year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our shareholders with respect to each taxable year at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. We may retain for investment realized net long-term capital gains in excess of realized net short-term capital losses. We may make deemed distributions to our shareholders of any retained net capital gains. If this happens, our shareholders will be treated as if they received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. Our shareholders also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. We may, in the future, make actual distributions to our shareholders of some or all realized net long-term capital gains in excess of realized net short-term capital losses. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a DRIP which provides for reinvestment of our distributions on behalf of our common shareholders if opted into by a common shareholder.
Shareholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.
Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of June 30, 2019 (unaudited) and for the years ended March 31, 2019, 2018, and 2017. The Company did not have any senior securities outstanding prior to the year ended March 31, 2017. The reports of RSM US LLP, our independent registered public accountants for the fiscal years ended March 31, 2019 and 2018, on the senior securities table as of March 31, 2019 and 2018, are attached as exhibits to the registration statement of which this prospectus is a part. The report of Grant Thornton LLP, our independent registered public accountants for the fiscal year ended March 31, 2017, on the senior securities table as of March 31, 2017, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit
	(dollars in thousands)
Credit Facility
2020 (as of June 30, 2019) (unaudited)	$151,000	$2.44	—	N/A
2019	141,000	2.49	—	N/A
2018	40,000	4.16	—	N/A
2017	25,000	12.40	—	N/A
December 2022 Notes
2020 (as of June 30, 2019) (unaudited)	$77,136	$2.44	—	$25.75
2019	77,136	2.49	—	25.50
2018	57,500	4.16	—	25.40
2017	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “-” indicates information which the SEC expressly does not required to be disclosed for certain types of senior securities.

(4)	Average market value per unit for our Credit Facility is not applicable because this is not registered for public trading.

PORTFOLIO COMPANIES
The following table sets forth information as of June 30, 2019, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. The following table excludes our investments in marketable securities and temporary investments.

Portfolio Company[1]	Type of Investment[2,14]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
Non-control/Non-affiliate Investments[5]
AAC HOLDINGS, INC. 200 Powell Place Brentwood, TN 37027	First Lien	Healthcare services	L+6.75% (Floor 1.00%)/Q, 4.00% PIK, Current Coupon 13.33%	6/30/2023	$9,079	$8,916	$8,171
	First Lien	Healthcare services	L+11.00% (Floor 1.00%)/Q, Current Coupon 13.59%	3/31/2020	1,170	1,161	1,182
						10,077	9,353
ACE GATHERING, INC. 24275 Katy Freeway, Suite 325 Katy, TX 77494	Second Lien[15]	Energy services (midstream)	L+8.50% (Floor 2.00%)/Q, Current Coupon 10.82%	12/13/2023	9,875	9,693	9,747
ADAMS PUBLISHING GROUP, LLC 103 West Summer St. Greeneville, TN 37743	First Lien	Media, marketing & entertainment	L+7.50% (Floor 1.00%)/Q, Current Coupon 10.08%	7/2/2023	12,427	12,207	12,209
	Delayed Draw Term Loan[10]		L+7.50% (Floor 1.00%)/Q, Current Coupon 9.85%	7/2/2023	392	365	385
						12,572	12,594
AG KINGS HOLDINGS INC.[8,16] 700 Lanidex Plaza Parsippany, NJ 07054	First Lien	Food, agriculture & beverage	L+10.02% (Floor 1.00%)/M, Current Coupon 12.69%	8/8/2021	9,308	9,194	7,874
ALLIANCE SPORTS GROUP, L.P. 3025 N. Great Southwest Parkway Grand Prairie, TX 75050	Senior subordinated debt	Consumer products & retail	11.00%	2/1/2023	10,100	9,954	9,807
	3.88% preferred membership interest		—	—	—	2,500	2,500
						12,454	12,307
AMERICAN NUTS OPERATIONS LLC[13] 12950 San Fernando Rd. Sylmar, CA 91342	First Lien - Term Loan	Food, agriculture and beverage	L+9.50% (Floor 1.00%)/Q, Current Coupon 12.09%	4/10/2023	17,325	17,046	15,991
	First Lien - Term Loan C10		L+9.50% (Floor 1.00%)/Q, Current Coupon 12.09%	4/10/2023	1,804	1,778	1,665
	3,000,000 units of Class A common stock[9]		—	—	—	3,000	733
						21,824	18,389
AMERICAN TELECONFERENCING SERVICES, LTD. 3280 Peachtree Road NE Suite 1000 Atlanta, GA 30305	First Lien	Telecommunications	L+6.50% (Floor 1.00%)/Q, Current Coupon 9.06%	12/8/2021	5,934	5,844	3,486

Portfolio Company[1]	Type of Investment[2,14]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
	Second Lien		L+9.50% (Floor 1.00%)/Q, Current Coupon 12.08%	6/6/2022	2,006	1,957	1,103
						7,801	4,589
AMWARE FULFILLMENT LLC 4505 Newpoint Place, Lawrenceville, GA 33043	First Lien	Distribution	L+9.00% (Floor 1.00%)/M, Current Coupon 11.32%	12/31/2020	12,571	12,496	12,571
ASC ORTHO MANAGEMENT COMPANY, LLC[13] 10215 Fernwood Rd Ste 506, Bethesda, MD 20817	Revolving Loan[10]	Healthcare services	L+7.50% (Floor 1.00%)	8/31/2023	—	(25)	—
	First Lien		L+7.50% (Floor 1.00%)/Q, Current Coupon 10.09%	8/31/2023	9,203	9,044	9,044
	Second Lien		13.25% PIK	12/1/2023	3,356	3,287	3,287
	2,042 Common Units[9]		—	—	—	750	750
						13,056	13,081
BINSWANGER HOLDING CORP. 965 Ridge Lake Blvd., Suite 305 Memphis, TN 38120	First Lien	Distribution	L+8.00% (Floor 1.00%)/M, Current Coupon 10.32%	3/9/2022	11,853	11,710	11,521
	900,000 shares of common stock		—	—	—	900	786
						12,610	12,307
BLASCHAK COAL CORP. 1166 W Centre St Mahanoy City, PA 17948	Second Lien[15]	Commodities & mining	L+10.00%/Q, 1.00% PIK, Current Coupon 13.60%	7/30/2023	8,558	8,411	8,498
CALIFORNIA PIZZA KITCHEN, INC. 12181 Bluff Creek Drive 5th Floor Playa Vista, CA 90094	First Lien	Restaurants	L+6.00% (Floor 1.00%)/M, Current Coupon 8.53%	8/23/2022	4,863	4,834	4,765
CAPITAL PAWN HOLDINGS, LLC 3771 Tamiami Trl E Naples, FL 34112	First Lien	Consumer products & retail	L+9.50%/Q, Current Coupon 12.09%	7/8/2020	11,448	11,340	11,340
CLICKBOOTH.COM, LLC 5911 N Honore Ave #114 Sarasota, FL 34243	Revolving Loan[10]	Media, marketing & entertainment	L+8.50% (Floor 1.00%)	12/5/2022	—	(14)	—
	First Lien		L+8.50% (Floor 1.00%)/Q, Current Coupon 11.10%	12/5/2022	15,752	15,515	16,067
						15,501	16,067
DANFORTH ADVISORS, LLC[13] 278 Elm St Ste 228 Somerville, MA 02144	Revolving Loan[10]	Business services	L+7.25% (Floor 2.00%)	9/28/2023	—	(17)	—
	First Lien		L+7.25% (Floor 2.00%)/Q, Current Coupon 9.84%	9/28/2023	7,250	7,122	7,250
	875 Class A equity units[9]		—	—	—	875	1,058
						7,980	8,308
DELPHI INTERMEDIATE HEALTHCO, LLC 1901 W Cypress Creek Rd. Ste #600 Fort Lauderdale, FL 33309	First Lien	Healthcare services	L+7.50% (Floor 1.00%)/Q, 0.50% PIK, Current Coupon 10.69%	10/3/2022	10,592	10,514	10,105

Portfolio Company[1]	Type of Investment[2,14]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
DIGITAL RIVER, INC. 8000 Haskell Avenue Van Nuys, CA 91406	First Lien	Software & IT services	L+6.00% (Floor 1.00%)/Q, Current Coupon 8.43%	2/12/2021	6,273	6,265	6,273
DRIVEN, INC. 6400 Arlington Blvd. Suite 700 Falls Church, VA 22042	First Lien	Business services	L+8.00% (Floor 2.00%)/Q, Current Coupon 10.31%	6/28/2024	12,000	11,760	11,760
DUNN PAPER, INC. 218 Riverview St. Port Huron, MI 48060	Second Lien	Paper & forest products	L+8.75% (Floor 1.00%)/M, Current Coupon 11.15%	8/25/2023	3,000	2,959	2,931
TINUITI INC.[8] 142 W 36th Street Floor 11 New York, NY 10018	First Lien	Media, marketing & entertainment	L+8.35% (Floor 1.00%)/M, Current Coupon 10.67%	2/1/2022	14,000	13,740	14,000
	1,443 Investment Units (Preferred)		12.00% PIK	—	—	2,129	4,635
						15,869	18,635
ENVIRONMENTAL PEST SERVICE MANAGEMENT COMPANY, LLC 5670 W. Cypress St. Suite B Tampa, FL 33607	First Lien	Consumer services	L+7.00%/Q, Current Coupon 9.60%	6/22/2023	16,128	15,892	16,128
	Delayed Draw Term Loan[10]		L+7.00%/Q, Current Coupon 9.60%	6/22/2023	6,445	6,340	6,445
						22,232	22,573
FAST SANDWICH, LLC 6400 Shafer Court Suite 250 Rosemont, IL 60018	Revolving Loan[10]	Restaurants	L+9.00% (Floor 1.00%)	—	—	(54)	—
	First Lien		L+9.00% (Floor 1.00%)/Q, Current Coupon 11.59%	5/23/2023	3,218	3,173	3,173
						3,119	3,173
IENERGIZER LIMITED[9] Mont Crevelt House Bulwer Avenue St Sampson Guernsey GY2 4LH	First Lien	Business services	L+6.00% (Floor 1.00%)/M, Current Coupon 8.40%	4/17/2024	14,250	14,111	14,111
JVMC HOLDINGS CORP. 222 S. Riverside Plaza Suite 1200 Chicago, IL 60606	First Lien	Financial services	L+6.50% (Floor 1.00%)/M, Current Coupon 8.90%	2/28/2024	8,755	8,672	8,755
	Delayed Draw Term Loan[10]		L+6.50% (Floor 1.00%)	2/28/2024	—	(3)	—
						8,669	8,755
LGM PHARMA, LLC[13] 2758 Circleport Dr. Erlanger, KY 41018	First Lien	Healthcare products	L+8.50% (Floor 1.00%)/M, Current Coupon 10.94%	11/15/2022	11,630	11,456	11,456
	110,000 units of Class A common stock[9]		—	—	—	1,100	821
						12,556	12,277
LIGHTING RETROFIT INTERNATIONAL, LLC 750 MD Route 3 South Suite 19 Gambills, MD 21054	First Lien	Environmental services	L+10.25% (Floor 1.00%)/Q, Current Coupon 12.58%	6/30/2022	13,271	13,174	12,262
	25,603 shares of Series C preferred stock		—	—	—	26	29

Portfolio Company[1]	Type of Investment[2,14]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
	396,825 shares of Series B preferred stock		—	—	—	500	306
						13,700	12,597
RESEARCH NOW GROUP, INC. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Second Lien	Business services	L+9.50% (Floor 1.00%)/M, Current Coupon 12.08%	12/20/2025	10,500	9,853	10,343
SCRIP INC.[8] 360 Veterans Parkway, Suite 115 Bolingbrook, IL 60440	First Lien	Healthcare products	L+9.99% (Floor 2.00%)/M, Current Coupon 12.38%	3/21/2024	16,750	16,269	16,415
	100 shares of common stock		—	—	—	1,000	1,000
						17,269	17,415
TAX ADVISORS GROUP, LLC[13] 12400 Coit Road Suite 1270 Dallas, TX 75251	143.3 Class A units[9]	Financial services	—	—	—	541	645
VISTAR MEDIA INC. 1420 Walnut Street Philadelphia, PA 19102	First Lien	Media, marketing & entertainment	L+10.00% (Floor 1.00%)/M, Current Coupon 12.32%	4/3/2023	14,090	12,915	14,090
	171,617 shares of Series A preferred stock		—	—	—	1,874	2,808
	Warrants (Expiration - April 3, 2029)		—	—	—	620	764
						15,409	17,662

Total Non-control/Non-affiliate Investments						$334,669	$331,045
Affiliate Investments[6]
CHANDLER SIGNS, LLC[13] 3201 Manor Way Dallas, TX 75235	Senior subordinated debt	Business services	12.00% / 1.00% PIK	7/4/2021	$4,569	$4,528	$4,528
	1,500,000 units of Class A-1 common stock[9]		—	—	—	1,500	2,136
						6,028	6,664
DYNAMIC COMMUNITIES, LLC[13] 5415 W Sligh Ave Ste 102, Tampa, FL 33634	Revolving Loan[10]	Business services	L+7.50% (Floor 1.00%)	7/17/2023	—	(4)	—
	First Lien		L+7.50% (Floor 1.00%)/M, Current Coupon 9.90%	7/17/2023	10,990	10,804	10,902
	2,000,000 Preferred Units[9]		—	—	—	2,000	2,849
						12,800	13,751
ITA HOLDINGS GROUP, LLC[13] 4105 Tradewind St. Hangar #4 Amarillo, TX 79118	Revolving Loan[10]	Transportation & logistics	L+9.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 12.18%	2/14/2023	2,700	2,662	2,705
	First Lien - Term Loan		L+8.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 11.60%	2/14/2023	7,659	7,539	7,491

Portfolio Company[1]	Type of Investment[2,14]	Industry	Current Interest Rate[3]	Maturity	Principal	Cost	Fair Value[4]
	First Lien - Term B Loan		L+11.00% (Floor 1.00%)/Q, 1.00% PIK, Current Coupon 14.60%	2/14/2023	3,830	3,766	3,948
	First Lien - PIK Note A		10.00% PIK	2/14/2023	2,250	1,710	1,978
	First Lien - PIK Note B		10.00% PIK	2/14/2023	89	89	78
	Warrants (Expiration - March 29, 2029)[9]		—	—	—	538	2,291
	9.25% Class A Membership Interest[9]		—	—	—	1,500	1,425
						17,804	19,916
ROSELAND MANAGEMENT, LLC 2737 S Broadway Ave Tyler, TX 75701	Revolving Loan[10]	Healthcare services	L+7.00% (Floor 2.00%)	11/9/2023	—	(31)	—
	First Lien		L+7.00% (Floor 2.00%)/Q, Current Coupon 9.59%	11/9/2023	10,448	10,283	10,448
	10,000 Class A Units		—	—	—	1,000	1,487
						11,252	11,935
SIMR, LLC 5360 Legacy Dr Ste 120, Plano, TX 75024	First Lien	Healthcare services	L+9.00% (Floor 2.00%)/M, Current Coupon 11.50%	9/7/2023	11,353	11,154	11,154
	5,724,000 Class B Common Units		—	—	—	5,724	5,397
						16,878	16,551
ZENFOLIO INC. 3515A Edison Way Menlo Park, CA 94025	Revolving Loan[10]	Business services	L+9.00% (Floor 1.00%)	7/17/2022	—	(12)	—
	First Lien		L+9.00% (Floor 1.00%)/Q, Current Coupon 11.60%	7/17/2022	14,406	14,140	14,262
	190 shares of common stock		—	—	—	1,900	546
						16,028	14,808

Total Affiliate Investments						$80,790	$83,625

Control Investments[7]
I-45 SLF LLC[9,11] 5400 LBJ Freeway Suite 1300 Dallas, TX 75240	80% LLC equity interest	Multi-sector holdings	—	—	—	$68,000	$64,813
MEDIA RECOVERY, INC.[11] 510 Corporate Drive Graham, TX 76450	800,000 shares of Series A convertible preferred stock	Industrial products	—	—	—	800	7,979
	4,000,002 shares of common stock		—	—	—	4,615	46,029
						5,415	54,008

Total Control Investments						73,415	118,821

TOTAL INVESTMENTS[12]						$488,874	$533,491

[1]	All debt investments are income-producing, unless otherwise noted. Equity investments are non-income producing, unless otherwise noted.

[2]	All of the Company’s investments, unless otherwise noted, are pledged as collateral for the Company’s senior secured credit facility.

[3]
The majority of investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) or Prime (“P”) and reset daily (D), monthly (M), quarterly (Q), or semiannually (S). For each the Company has provided the spread over LIBOR or Prime and the current contractual interest rate in effect at June 30, 2019. Certain investments are subject to a LIBOR or Prime interest rate floor. Certain investments, as noted, accrue payment-in-kind ("PIK") interest.

[4]
The Company's investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board of Directors, using significant unobservable Level 3 inputs. Refer to Note 4 for further discussion.

[5]
Non-Control/Non-Affiliate investments are generally defined by the Investment Company Act of 1940 (the “1940 Act”) as investments that are neither control investments nor affiliate investments. At June 30, 2019, approximately 62.1% of the Company’s investment assets were non-control/non-affiliate investments. The fair value of these investments as a percent of net assets is 100.7%.

[6]
Affiliate investments are generally defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as control investments. At June 30, 2019, approximately 15.7% of the Company’s investment assets were affiliate investments. The fair value of these investments as a percent of net assets is 25.4%.

[7]
Control investments are generally defined by the 1940 Act as investments in which more than 25% of the voting securities are owned. At June 30, 2019, approximately 22.3% of the Company’s investment assets were control investments. The fair value of these investments as a percent of net assets is 36.1%.

[8]	The investment is structured as a first lien last out term loan.

[9]
Indicates assets that are considered "non-qualifying assets" under section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. As of June 30, 2019, approximately 16.3% of the Company's assets are non-qualifying assets.

[10]	The investment has an unfunded commitment as of June 30, 2019. Refer to Note 10 - Commitments and Contingencies for further discussion.

[11]	Income producing through dividends or distributions.

[12]
As of June 30, 2019, the cumulative gross unrealized appreciation for U.S. federal income tax purposes is approximately $59.1 million; cumulative gross unrealized depreciation for federal income tax purposes is $15.5 million. Cumulative net unrealized appreciation is $43.6 million, based on a tax cost of $487.6 million.

[13]
ASC Ortho Management Company, LLC common units, Danforth Advisors, LLC common units, American Nuts Operations LLC Class A common stock, LGM Pharma, LLC Class A common stock, Tax Advisors Group, LLC Class A units, Chandler Signs, LP Class A-1 common stock, Dynamic Communities, LLC Preferred units, and ITA Holdings Group, LLC membership interest are held through a wholly-owned taxable subsidiary.

[14]
The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). These investments are generally subject to certain limitations on resale, and may be deemed "restricted securities" under the Securities Act.

[15]
The investment is structured as a split lien term loan, which provides the Company with a first lien priority on certain assets of the obligor and a second lien priority on different assets of the obligor.

[16]	Investment is on non-accrual status as of June 30, 2019, meaning the Company has ceased to recognize interest income on the investment.
Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of June 30, 2019.
I-45 SLF LLC

In September 2015, we entered into an LLC agreement with Main Street Capital to form I-45 SLF LLC. I-45 SLF LLC began investing in UMM syndicated senior secured loans during the quarter ended December 31, 2015. The initial equity capital commitment to I-45 SLF LLC totaled $85.0 million, consisting of $68.0 million from CSWC and $17.0 million from Main Street Capital, all of which was funded as of June 30, 2019.  CSWC owns 80% of I-45 SLF LLC and has a profits interest of 75.6%, while Main Street Capital owns 20% and has a profits interest of 24.4%.  I-45 SLF LLC’s Board of Managers make all investment and operational decisions for the fund, and consists of equal representation from CSWC and Main Street Capital.

As of June 30, 2019 and March 31, 2019, I-45 SLF LLC had total assets of $244.6 million and $246.5 million, respectively. I-45 SLF LLC had approximately $234.7 million and $237.5 million of credit investments at fair value as of June 30, 2019 and March 31, 2019, respectively. The portfolio companies in I-45 SLF LLC are in industries similar to those in which CSWC may invest directly. As of June 30, 2019, approximately $4.8 million of the credit investments were unsettled trades. During the three months ended June 30, 2019, I-45 SLF LLC declared a total dividend of $3.8 million of which $2.9 million was paid to CSWC in July 2019.
Media Recovery, Inc.
Media Recovery, Inc., dba SpotSee Holdings, through its subsidiary ShockWatch, provides solutions that currently enable over 3,000 customers and some 200 partners in 62 countries to detect mishandling that causes product damage and spoilage during transport and storage. The ShockWatch product portfolio includes impact, tilt, temperature, vibration, and humidity detection systems and is widely used in the energy, transportation, aerospace, defense, food, pharmaceutical, medical device, consumer goods and manufacturing sectors.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
Our stockholders may from time to time vote to allow us to issue common stock at a price below the NAV per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below NAV at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•
a majority of such directors, who are not interested persons of CSWC, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.
Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42		$0.01
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00		$0.01
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%	$8.00	19.98%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000		10,000		10,000		10,000
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,000	(4.00)%	$80,020	(19.98)%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$100,000		$100,000		$100,000		$100,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(238)		$(909)		$(4,000)		$(19,980)
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98		$9.91		$9.60		$8.00
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)	$10.00	$10.00		$10.00		$10.00		$10.00
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.40)		$(2.00)
Percentage NAV Dilution per Share Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(4.00)%		(19.98)%

(1)	Assumes 5% in selling compensation and expenses paid by us
Impact on Existing Stockholders who do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.
The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$8.42		$8.42
Net Proceeds per Share to Issuer		$8.00		$8.00
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10 per Share)	$100,000	$110,525		$131,575
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(2,525)		$425
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.60		$9.60
Investment per Share Held by Stockholder A (Assumed to be $10 per SHare on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.22)		$0.03
Percentage NAV Dilution per Share Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(2.28)%		0.32%

(1)	Assumes 5% in selling compensation and expenses paid by us
Impact on New Investors
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)		$10.00		$9.47		$8.42		$0.01
Net Proceeds per Share to Issuer		$9.50		$9.00		$8.00		$0.01
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.60	(4.00)%	$8.00	(19.98)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	—	500		1,000		2,500		2,500
Percentage Outstanding Held by Stockholder A	—%	0.05%		0.09%		0.20%		0.20%
NAV Dilution
Total NAV Held by Stockholder A	$—	$4,988		$9,909		$24,000		$20,005
Total Investment by Stockholder A (Assumed to be $10 per Share)	$—	$5,000		$9,470		$21,050		$25
Total Dilution to Stockholder A (Total NAV Less Total Investment)	$—	$(12)		$439		$2,950		$19,980
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98		$9.91		$9.60		$8.00
Investment per Share Held by Stockholder A (Assumed to be $10 per Share on Shares Held Prior to Sale)		$10.00		$9.47		$8.42		$0.01
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.18		$7.99
Percentage NAV Dilution per Share Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		4.64%		14.01%		79,920.00%

(1)	Assumes 5% in selling compensation and expenses paid by us

DIVIDEND REINVESTMENT PLAN
We have adopted a DRIP that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent and registrar. As a result, if we declare a cash dividend, our registered stockholders who have “opted in” to our DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.
In addition to reinvestment of dividends, participating stockholders have the option of purchasing additional shares of common stock on a periodic basis through our DRIP. A participating stockholder may elect to invest from $100 to $10,000 in any calendar month into the plan by sending occasional cash payments or by authorizing monthly automatic cash withdrawals from the participants checking, savings or other bank accounts.
In order to participate in the DRIP, a holder of record of 25 or more shares must sign and return an authorization form to the plan administrator.
The share requirements of our DRIP may be satisfied through open market purchases of common stock by the plan administrator. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.
Participants in the DRIP will only pay their share of brokerage costs. We will pay the plan administrator’s fees under the plan.
Stockholders who receive dividends in the form of stock generally are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by calling the plan administrators at (888) 666-0141. If notice of termination is received less than five (5) business days before a dividend record date, the plan administrator may not be able to process participant’s notice until after the reinvestment of that dividend.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, Dividend Reinvestment Dept., Wall Street Station, P.O. Box 922, New York, NY 10269-0560 or by telephone at (888) 666-0141.

DESCRIPTION OF COMMON STOCK
The following description is based on relevant portions of the Texas Business Organizations Code, or TBOC, and our articles of incorporation, as amended, which we refer to as our charter, and our amended and restated bylaws, as amended, which we refer to as our bylaws. This summary may not contain all of the information that is important to you, and we refer you to the TBOC, our charter and bylaws for a more detailed description of the provisions summarized below. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.
Authorized Capital Stock
Our authorized capital stock consists of 40,000,000 shares of common stock, par value $0.25 per share. Set forth below is a chart describing the classes of our common stock outstanding as of August 9, 2019:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	40,000,000	2,339,512	17,697,057
Common Stock
Shares Outstanding. As of August 9, 2019, we had 20,036,569 issued and 17,697,057 outstanding shares of common stock.
Dividends: Holders of our common stock are entitled to dividends or other distributions, as declared by our board of directors from time to time, in cash, property or common stock subject to the provisions of Texas law, our charter or our bylaws.
Voting Rights: The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote at a meeting of our stockholders. In matters other than the election of directors, stockholder approval requires the affirmative vote of a majority of the voting power of our common stock present in person or represented by proxy at the meeting and entitled to vote on the matter, voting as a single class, unless the matter is one upon which, by express provision of Texas law, our charter or our bylaws, a different vote is required.
Liquidation Rights: In the event of our liquidation, the holders of our common stock will be entitled to share ratably in any assets remaining after payment of all debts and other liabilities.
Other: Our common stock has no preemptive or conversion rights and is not entitled to the benefits of any redemption or sinking fund provision. The outstanding shares of our common stock are fully paid and non-assessable.
Certain Provisions of Texas Law, Our Charter and Our Bylaws
Amendment of Articles of Incorporation: The TBOC provides that an amendment to the charter must be recommended by the board of directors and approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different threshold, not less than a majority, is specified in the charter. Our charter does not provide for a different threshold.
Amendment of Bylaws: The TBOC, our charter and bylaws provide that our bylaws may be amended by action of the shareholders or action of the board of directors.

Director Elections: Our bylaws provide that directors are elected by a majority of the votes cast at a meeting of stockholders at which a quorum is present. Our charter does not permit cumulative voting for the election of directors.
Term of Directors: Our bylaws provide that directors are elected at each annual meeting of shareholders and hold office until the next succeeding annual meeting, and until such director’s successor is elected and qualified, or until the earlier death, resignation, or removal of such director.

Number of Directors: Our bylaws provide that the number of directors is determined by resolution of the board of directors, except that the board of directors may not fill more than two directorships resulting from an increase in the size of the board during the period between any two successive annual meetings of stockholders.
Removal of Directors: Our charter provides that shareholders may remove directors only for cause by the affirmative vote of two-thirds of outstanding shares entitled to vote.
Board Vacancies: Our bylaws provide that vacancies may be filled by an election at an annual or special meeting of the shareholders or by the vote of a majority of the remaining directors although less than a quorum.
Shareholder Vote - Nature of the Business: Our charter provides that CSWC is organized and chartered expressly for the purpose of operating either as a management investment company under the 1940 Act or as a business development company under the 1940 Act. The affirmative vote of the holders of at least two-thirds of the outstanding shares of common stock are necessary to change the nature of the business of the Company so that it will cease to be either a management investment company or a business development company.
Shareholder Action by Written Consent: The TBOC provides that shareholders may act by written consent if all of the shareholders execute a written consent setting forth the action, unless the charter provides the shareholders may act by less than unanimous written consent. Our charter does not vary from the TBOC in this regard.
Special Meeting of Shareholders: Our bylaws provide that the Chairman of the board of directors, the president, the board of directors, or the holders of at least 10% of all the outstanding shares entitled to vote at the proposed special meeting may call a special meeting of shareholders.
Classification of Stock: None of the TBOC, our charter or our bylaws contain any provisions authorizing the board of directors to classify unissued shares of stock.
Business Combination Statute: Section 21.606 of the TBOC restricts certain business combinations between us and an affiliated shareholder (beneficial ownership of 20% or more of the voting power of our stock entitled to vote for directors) for three years after the shareholder becomes an affiliated shareholder. The restrictions do not apply if the board of directors approved the transaction that caused the shareholder to become an affiliated shareholder or if the business combination is approved by the affirmative vote of two-thirds of our voting stock that is not beneficially owned by the affiliated shareholder at a meeting of shareholders called for that purpose within six months of the affiliated shareholder’s acquiring the shares.
Our charter further provides that the above referenced statute shall not be applicable if:

•
the combination is solely between the Company and another corporation, fifty percent or more of the voting stock of which is owned, directly or indirectly, by the corporation and none of the voting stock of which is owned, directly or indirectly by a “Related Person” (as defined in our charter) with whom the combination is proposed; or

•
(a) certain fair price and terms conditions are met, (b) the shareholder has not received any loans, financial assistance or tax advantages from the Company and (c) a proxy statement is mailed 40 days prior to the meeting that includes a board recommendation and fairness opinion.

Indemnification of Directors and Officers
Our charter, as amended, provides for indemnification for persons who are or were a director, officer or employee of CSWC or CSMC against any and all judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such action, suit or proceeding, and any inquiry or investigation that could lead to such action, suit or proceeding, on account of such person’s service as a director officer or employee of CSWC or CSMC, or service at the request of CSWC or CSMC as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise all to the fullest extent permitted by Texas law. The charter provides that we must not provide indemnification to the extent not prohibited by the 1940 Act. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Texas law requires a corporation to indemnify a director or officer against reasonable expenses actually incurred by him or her in connection with a threatened, pending, or completed action or other proceeding in which he or she is a named defendant or respondent because he or she is or was a director or officer if he or she has been wholly successful, on the merits or otherwise, in the defense of the action or proceeding. Texas law permits a corporation to indemnify a director or former director against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis that such person received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred, and no indemnification will be available if the person is found liable for (i) willful or intentional misconduct in the performance of the person’s duty to the corporation, (ii) breach of the person’s duty of loyalty owed to the corporation, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. In addition, Texas law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter authorizes us to purchase or maintain insurance against any liability asserted against a director, officer or employee of the Company. We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.
Transfer Agent and Registrar
The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company, LLC.
NASDAQ Listing
Our common stock is listed on the Nasdaq under the ticker symbol “CSWC.”

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.
As required by U.S. federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default-Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.
This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the indenture is attached to the registration statement of which this prospectus is a part. We urge you to read the indenture, including any supplemental indenture applicable to the debt securities, because it, and not this description, defines rights of a holder of debt securities. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including, among other things:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $2,000 and integral multiple of $1,000 thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance, covenant defeasance or discharge;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if, pursuant to the 1940 Act, certain requirements are met) after each issuance of debt. In accordance with the 1940 Act, on April 25, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) of our Board of Directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act. As a result, the minimum asset coverage ratio applicable to the Company was decreased from 200% to 150%, which became effective on April 25, 2019. The Board also approved a resolution which limits the Company’s issuance of senior securities such that the asset coverage ratio, taking into account such issuance, would not be less than 166%, at any time after the effective date. For a discussion of the risks involved with incurring additional leverage, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
We expect that we will usually issue debt securities in book entry only form represented by global securities and will specify the method of issuance in the applicable prospectus supplement.
Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Payment
Unless otherwise specified in the prospectus supplement, we will pay interest to the person listed in the trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the applicable prospectus supplement or supplemental indenture relating to such debt securities states otherwise):

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	We do not pay interest on a debt security of the series within 30 days of its due date;

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;

•
We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and, in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 60 days;

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Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; giving effect to any exemptive relief granted to us by the SEC; or

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
Unless the prospectus supplement specifies otherwise, if an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable, but does not entitle any holder to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal or payments that have become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

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The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	in respect of the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.
Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell all or substantially all of our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

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The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	We must deliver certain certificates and documents to the trustee; and

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Notwithstanding any of the foregoing, any subsidiary of ours may consolidate with, merge into or transfer all or part of its property and assets to other subsidiaries of ours or to us. Additionally, this covenant shall not apply to: (1) our merger or the merger of one of our subsidiaries with an affiliate solely for the purpose of reincorporating in another jurisdiction; (2) any conversion by us or a subsidiary from an entity formed under the laws of one state to any entity formed under the laws of another state; (3) any conversion by us or a subsidiary from a limited liability company, corporation, limited partnership or similar entity to a limited liability company, corporation, limited partnership or similar entity, whether the converting entity and converted entity are formed under the laws of the same state or a different state; or (4) any combination of (1) through (3) above.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•
reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, corrections in the indenture to match this “Description of our Debt Securities” or a similar section in any prospectus supplement, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “-Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance-Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions-Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain ruling from the U.S. Internal Revenue Service (the "IRS"), as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion of our counsel and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

•
No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

•	Satisfy the conditions for full defeasance contained in any supplemental indentures.
If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions-Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in minimum denominations of $2,000 and increased amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions-Subordination and Senior Indebtedness
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other indebtedness outstanding as of a recent date.
Secured Indebtedness
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
U.S. Bank National Association will serve as the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Procedures
Unless otherwise specified in the applicable prospectus supplement, the Depository Trust Company, or DTC, will act as securities depositary for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). This discussion also does not address the U.S. federal income tax consequences to holders subject to the special tax accounting rules under Section 451(b) of the Code. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
For purposes of our discussion, a “U.S. shareholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

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A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof of the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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A trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. shareholder” means a beneficial owner of shares of our common stock that is neither a U.S. shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).
If an entity treated as a partnership for U.S. federal income tax purposes (a “partnership”) holds shares of our common stock, the tax treatment of a partner or member of the partnership generally will depend upon the status of the partner or member and the activities of the partnership. A prospective shareholder that is a partner or member in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Taxation as a Regulated Investment Company
Election to be Taxed as a RIC
We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. federal income taxes on any income that we distribute to our shareholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.
Taxation as a RIC
Provided that we qualify as a RIC, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our shareholders.
We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one year period ended October 31 and (3) any income and gains recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	Meet the Annual Distribution Requirement;

•	Qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

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Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (1) of one issuer (2) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.
In order to meet the 90% Income Test, we have established a wholly-owned subsidiary to hold assets from which we do not anticipate earning dividend, interest or other income under the 90% Income Test (the “Taxable Subsidiary”). We may establish additional subsidiaries for the same purpose in the future. Any investments held through a Taxable Subsidiary generally are subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.
We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (including debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount or payment-in-kind interest that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Business Development Company” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings we make with the SEC. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our shareholders. See “Failure To Obtain RIC Tax Treatment” below.
As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (1) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (2) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long-term capital loss arising on the first day of the following year. Future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the entity is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the entity is not treated as a “qualified publicly traded partnership,” however, the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.
We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.
We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The IRS has issued a revenue procedure indicating that this rule will apply where the total amount of cash to be distributed is not less than 20.0% of the total distribution. Under this revenue procedure, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to Non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. If a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.
Failure to Maintain RIC Tax Treatment
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for that year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).
If we were unable to maintain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to our shareholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of non-corporate U.S. shareholders, generally at a maximum U.S. federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.
If we fail to meet the RIC requirements for more than two consecutive years and then, seek to re-qualify as a RIC, we would be subject to corporate-level U.S. federal income taxation on any built-in gain recognized during the succeeding 5-year period unless we made a special election to recognize all that built-in gain upon our re-qualification as a RIC and to pay the corporate-level U.S. federal income tax on that built-in gain.
Taxation of U.S. Shareholders
Whether an investment in shares of our common stock is appropriate for a U.S. shareholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. shareholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. shareholders and not by U.S. shareholders that are generally exempt from U.S. federal income taxation. U.S. shareholders should consult their own tax advisors before making an investment in our common stock.
Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which generally is our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” at a maximum U.S. federal income tax rate of 20.0% provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our shareholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which generally is our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gain (at a maximum U.S. federal income tax rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. shareholder.
In lieu of actually distributing our realized net capital gains, we may retain some or all of our long-term capital gain and elect to be deemed to have made a distribution of the retained portion to our shareholders (a “deemed distribution”) under the “designated undistributed capital gains” rule of the Code. In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common stock. We expect to pay tax on any retained capital gain at our regular corporate tax rate. If the amount of tax that we pay and for which a shareholder receives a credit exceeds the tax a shareholder owes on the retained net capital gain, such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.
A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, non-corporate U.S. shareholders, including individuals, trusts and estates, are subject to U.S. federal income tax at a maximum rate of 20.0% on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21.0% rate also applied to ordinary income. Non-corporate shareholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.
Certain U.S. shareholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare surtax on the lesser of (1) the U.S. shareholder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the U.S shareholder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A U.S. shareholder’s net investment income generally includes its dividends on, and capital gain from the sale or other disposition of, shares of our common stock.
A “publicly offered” RIC is a RIC whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a “publicly offered regulated investment company.”
We or the applicable withholding agent will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a written statement detailing, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.
We may be required to withhold U.S. federal income tax, or backup withholding, from all taxable distributions to any U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding (e.g., because it is a corporation) or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of our stock of $2.0 million or more for an individual, S corporation, trust or a partnership with at least one non-corporate partner or $10.0 million or more for a shareholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct shareholders of portfolio securities in many cases are exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders
Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. shareholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder, generally will be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies. An exception will apply to any dividends that are properly reported by us as “interest-related dividends” or “short-term capital gain dividends.” In general, we may report a dividend as an interest-related dividend to the extent it is attributable to our ‘‘qualified net interest income’’ (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or a short-term capital gain dividend to the extent it is attributable to our ‘‘qualified short-term capital gains’’ (generally, the excess of our realized net short-term capital gain over our realized net long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as interest-related dividends or short-term capital gain dividends. However, we cannot determine what portion of our distributions (if any) will be eligible for this exemption until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exemption. In the case of shares held through an intermediary, the intermediary could withhold even if we report the payment as eligible for this exemption. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of our net capital gain to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. shareholder, generally will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.
Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. shareholders, and gain realized by Non-U.S. shareholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. shareholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the U.S.), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. shareholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. shareholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a Non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.
A Non-U.S. shareholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
FATCA
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
Possible Legislative or Other Actions Affecting Tax Considerations
Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could affect the tax consequences of an investment in our stock.
State and Local Tax Treatment
The state and local tax treatment may differ from U.S. federal income tax treatment.
The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

PLAN OF DISTRIBUTION
We may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock or debt securities in one or more underwritten public offerings, “at the market offerings” to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our securities under this prospectus and as described in any related prospectus supplement.
The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) with the consent of the majority of our voting securities or (ii) under such other circumstances as the SEC may permit. We did not seek stockholder authorization to issue common stock at a price below NAV per share at our 2019 annual meeting of stockholders.
In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on Nasdaq may engage in passive market making transactions in our common stock on Nasdaq in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on Nasdaq. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under custody agreements by U.S. Bank, whose address is 8 Greenway Plaza, Suite 1100, Houston, Texas 77046. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the three years ended March 31, 2019.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audited consolidated financial statements for the year ended March 31, 2017 of Capital Southwest Corporation and subsidiaries incorporated by reference in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, as stated in their report incorporated by reference. The senior securities table as of March 31, 2017 of Capital Southwest Corporation and subsidiaries included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, as stated in their report appearing herein. Grant Thornton LLP’s principal business address is 171 N. Clark Street, Chicago, Illinois, 60601.

The consolidated financial statements of Capital Southwest Corporation and its subsidiaries as of March 31, 2019 and 2018 and for each of the years in the two-year period ended March 31, 2019, the related Schedule of Investments in and Advances to Affiliates in Schedule 12-14 and the effectiveness of internal control over financial reporting as of March 31, 2019 incorporated in this Prospectus by reference from the Capital Southwest Corporation Annual Report on Form 10-K for the year ended March 31, 2019 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon (which report expresses an unqualified opinion) incorporated herein by reference, and have been incorporated in this Prospectus and Registration Statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing. The senior securities table as of March 31, 2019 and 2018 of Capital Southwest Corporation and subsidiaries, included in this prospectus and elsewhere in the registration statement, has been so included in reliance upon the report of RSM US LLP, an independent registered public accounting firm. The audited consolidated financial statements of I-45 SLF LLC and its subsidiary as of and for the year ended March 31, 2019 and for each of the three years in the period ended March 31, 2019 appearing in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and incorporated in this prospectus by reference have been audited by RSM US LLP, independent auditors. RSM US LLP’s principal business address is 1 South Wacker, Chicago, Illinois 60606.

The audited consolidated financial statements of Media Recovery, Inc. as of and for the year ended September 30, 2018 and for each of the three years in the period ended September 30, 2018 appearing in our Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and incorporated in this prospectus by reference have been audited by Whitley Penn LLP, independent registered public accountants. Whitley Penn LLP’s principal business address is 8343 Douglas Avenue, Suite 400, Dallas, Texas 75225.
The audited financial statements of TitanLiner, Inc. as of and for the year ended December 31, 2017 and for each of the three years in the period ended December 31, 2017 appearing in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and incorporated in this prospectus by reference have been audited by Weaver and Tidwell, LLP, independent auditors. Weaver and Tidwell LLP’s principal business address is 2821 W. Seventh Street, Suite 700, Fort Worth, Texas 76107.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.
We incorporate by reference the documents listed below, and any reports and other documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such documents we may file with the SEC after the date of this registration statement and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference:

•	our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, filed with the SEC on June 4, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 6, 2019;

•	our Current Reports on Form 8-K filed with the SEC on April 25, 2019, May 23, 2019, and August 1, 2019;

•
the audited consolidated financial statements of Media Recovery, Inc. as of and for the year ended September 30, 2018 and 2017 and for each of the three years in the period ended September 30, 2018, filed as Exhibit 99.1 to our Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended March 31, 2018, filed with the SEC on December 13, 2018;

•
the audited financial statements of TitanLiner, Inc. as of and for the year ended December 31, 2017 and for each of the three years in the period ended December 31, 2017, filed as Exhibit 99.3 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, filed with the SEC on June 5, 2018;

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on June 14, 2019; and

•
the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on April 28, 1961, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION
This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (214) 238-5700 or on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. You can request a copy of any of our SEC filings, including those incorporated by reference herein, at no cost, by writing or telephoning us at the address or telephone number above.

Up to $50,000,000
Common Stock

PROSPECTUS SUPPLEMENT
August 20, 2019

Jefferies	Raymond James